Q1 2017 Earnings Earnings Release Supplement April 19, 2017 Exhibit 99.2

7%
5%
7%
5%
2%
6%
8%
11%
26%
37%
26%
37%
7%
7%
30%
27%
11%
32%
38%
10%
29%
28%
53%
51%
63%
31%
29%
48%
64%
65%
AUM
Base Fees
AUM
Base Fees
AUM
Base Fees
AUM
Base Fees
Product Type
Client Type
Style
Region
Equity
Fixed
Income
Fixed
Income
Multi-asset
Alternatives
Equity
Multi-asset
Alternatives
Institutional
Institutional
Retail
Retail
iShares
ETFs
iShares
ETFs
Active
Active
iShares
ETFs
iShares
ETFs
Index
Index
Americas
Americas
EMEA
EMEA
Asia-Pacific
Asia-Pacific
Cash
Cash
Cash
Cash
A broadly diversified business across clients, products and geographies
Q1 2017 Total Base Fees of $2.530 billion
Assets Under Management of $5.420 trillion at March 31, 2017
Note: Base Fees and AUM by region data is based on client domicile.
1

1%
4%
5%
$70
$(7)
$35
$54
$36
$2
$55
$88
$80
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
Q1
2017
5%
4%
4%
4%
3%
Long-term net flows ($ in billions)
Total Long-Term
Retail
iShares ETFs
Institutional
$14
$11
$7
$7
$0
$(6)
$(2)
$(2)
$5
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
Q1
2017
$35
$11
$23
$60
$24
$16
$51
$49
$64
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
Q1
2017
$21
$(29)
$5
$(13)
$12
$(8)
$6
$41
$11
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
Q1
2017
LTM organic asset growth rate (%)
LTM organic base fee growth rate (%)
3%
Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets.
3%
7%
6%
6%
6%
4%
2%
3%
2%
2
11%
10%
10%
7%
1%
4%
0%
(2)%
(1)%
14%
11%
12%
13%
11%
11%
15%
13%
16%
2%
1%
1%
(1)%
0%
(1)%
0%
2%
2%

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted
Operating Income and Margin, as adjusted
For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks,
10-Qs and 8-Ks.
Operating Income, as adjusted
Operating Margin, as adjusted
Net Income, as adjusted
EPS, as adjusted
$1,077
$1,248
$1,227
$1,143
$1,047
$1,179
$1,216
$1,232
$1,151
41.2%
44.9%
43.9%
41.6%
41.6%
43.9%
44.8%
44.4%
42.6%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
Q1
2017
3
$830
$838
$844
$801
$711
$797
$854
$852
$865
$4.89
$4.96
$5.00
$4.75
$4.25
$4.78
$5.14
$5.14
$5.25
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
Q1
2017

Capital management (amounts in millions, except per share data)
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
GAAP Dividend Payout Ratio = Dividends declared / GAAP net income.
Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income.
Dividends and Payout Ratios
4
(1)
GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include the pre-tax restructuring charge of $76 million.
$2.18
$2.18
$2.18
$2.18
$2.29
$2.29
$2.29
$2.29
$2.50
47%
44%
43%
42%
64%
48%
43%
44%
52%
81%
78%
76%
74%
109%
83%
74%
76%
84%
-30%
-10%
10%
30%
50%
70%
90%
110%
130%
150%
$6.00
$6.50
$7.00
$7.50
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
Q1
2017
Dividends
GAAP Dividend Payout Ratio
Total GAAP Payout Ratio
(1)
(1)
Share repurchases and weighted average diluted shares
$275
$275
$275
$275
$300
$275
$275
$275
$275
165.9
166.3
166.6
167.4
168.6
168.7
169.1
169.7
Q1
2017
Q4
2016
Q3
2016
Q2
2016
Q1
2016
Q4
2015
Q3
2015
Q2
2015
Q1
2015
Share Repurchases
Weighted average diluted shares
164.9

Major market indices and exchange rates
5
Source: Bloomberg
(1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees .. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results.
3/31/2016
12/31/2016
3/31/2017
12/31/2016
3/31/2016
Q1 2016
Q4 2016
Q1 2017
Q4 2016
Q1 2016
Equity Indices:
    Domestic
S&P 500
      2,060
        2,239
      2,363
6%
15%
1,952
2,186
      2,324
6%
19%
    Global
MSCI Barra World Index
      1,648
        1,751
      1,854
6%
13%
1,569
1,718
      1,819
6%
16%
MSCI Europe Index
         114
           123
         129
5%
13%
113
117
         125
7%
11%
MSCI AC Asia Pacific Index
         129
           135
         147
9%
14%
123
137
         143
4%
16%
MSCI Emerging Markets Index
         837
           862
         958
11%
14%
757
877
         927
6%
22%
S&P Global Natural Resources
      2,592
        3,123
      3,210
3%
24%
2,342
3,010
      3,233
7%
38%
BLK Equity Index
(1)
7%
13%
6%
16%
Fixed Income Index:
Barclays U.S. Aggregate Bond Index
      1,984
        1,976
      1,993
1%
-%
1,956
1,994
      1,982
(1)%
1%
Foreign Exchange Rates:
GBP to USD
        1.44
          1.23
        1.26
2%
(13)%
1.43
1.24
        1.24
-%
(13)%
EUR to USD
        1.14
          1.05
        1.07
2%
(6)%
      1.10
1.08
        1.07
(1)%
(3)%
Average
% Change
Q1 2017 vs.
Spot
% Change
3/31/2017 vs.

Quarterly revenue
Q1 2017 Compared to Q1 2016
$200 million
Total Revenue
Q1 2017 Compared to Q4 2016
$(66) million
Percentage Change
Year-over-Year
Sequential
Base Fees ex. SL
8%
2%
Securities lending
(5)%
2%
Performance fees
106%
(46)%
Technology
and risk
management revenue
12%
1%
Distribution fees
(36)%
(22)%
Advisory and other revenue
(25)%
(46)%
Total
8%
(2)%
Q1 2017
$2,824 million
6
85%
5%
2%
6%
2%
Base Fees ex. securities lending
Securities lending
Performance fees
Technology and risk management revenue
Advisory and other revenue
$2,624
$2,824
$178
$36
$17
$(4)
$(7)
$(20)
Q1 2016
Base fees ex
sec lending
Performance
fees
Technology
and risk
management
revenue
Distribution fees
Securities
lending
Advisory and
other revenue
Q1 2017
$2,890
$2,824
$41
$3
$1
$(2)
$(50)
$(59)
Q4 2016
Base fees ex
sec lending
Securities
lending
Technology
and risk
management
revenue
Distribution
fees
Advisory and
other revenue
Performance
fees
Q1 2017

Quarterly investment advisory, administration fees and securities lending revenue
Q1 2017 Compared to Q1 2016
Investment advisory, administration fees and securities lending revenue
$171 million
Q1 2017 Compared to Q4 2016
$44 million
Q1 2017: $2,530 million
Q1 2016 $2,359 million
Q4 2016: $2,486 million
7
16%
27%
7%
17%
7%
3%
11%
7%
5%
16%
29%
6%
16%
7%
3%
11%
7%
5%
17%
26%
7%
17%
6%
3%
12%
8%
4%
Active Equity
iShares
ETFs Equity
Non-
ETF Index Equity
Active Fixed Income
iShares ETFs Fixed Income
Non-ETF Index Fixed Income
Multi-Asset
Alternatives
Cash
$2,359
$2,530
$98
$33
$24
$16
$15
$15
$(3)
$(12)
$(15)
Q1 2016
iShares
ETFs
EQ
iShares
ETFs
FI
Cash
Active
EQ
Active
FI
Non-ETF
FI
Non-ETF
EQ
Multi-
Asset
Alts
Q1 2017
$2,486
$2,530
$40
$12
$9
$5
$1
$(2)
$(5)
$(6)
$(10)
Q4 2016
iShares
ETFs
EQ
Active
EQ
Cash
Non-ETF
FI
iShares
ETFs
FI
Alts
Non-ETF
EQ
Multi-
Asset
Active
FI
Q1 2017

Quarterly expense
Expense, as adjusted, by category
Q1 2017 Compared to Q1 2016, as adjusted
Expense,
as
adjusted,
includes
non-GAAP
adjustments
related
to
PNC
LTIP
funding
obligation
of
$4
million
in
the
first
quarter
of
2017,
$8
million
in
first
quarter
of
2016
and
$7
million
in
the
fourth
quarter
of
2016.
Expense,
as
adjusted,
also
includes
a
non-GAAP
adjustment
for
a
restructuring
charge
of
$76
million
in
the
first
quarter
of
2016.
For
further
information,
see
notes
(1)
through
(3)
in
the
current
earnings
release.
$96 million
Q1 2017 Compared to Q4 2016, as adjusted
$15 million
Percentage Change
Year-over-Year
Sequential
Employee comp. & benefits
8%
4%
Distribution & servicing costs
21%
7%
Amort. of deferred sales commissions
(50)%
(29)%
Direct fund expense
11%
14%
General & administration
(5)%
(15)%
Amortization of intangibles
-%
4%
Total
6%
1%
Q1 2017
$1,673 million
8
61%
7%
12%
18%
2%
Employee comp. & benefits
Distribution & servicing costs
Direct fund expense
General & administration
Amortization of intangibles
$1,577
$1,673
$20
$20
$78
$(17)
$(5)
Q1 2016
G&A
Amort -
def
sales comm
Direct
fund
Distribution &
servicing
Comp &
benefits
Q1 2017
$1,658
$1,673
$1
$8
$25
$37
$(54)
$(2)
Q4 2016
G&A
Amort -
def
sales comm
Amort -
intang
assets
Distribution
& servicing
Direct
fund
Comp &
benefits
Q1 2017

Reconciliation between GAAP and as adjusted ($ in millions)
Non-GAAP
adjustments
include
amounts
related
to
a
restructuring
charge,
PNC
LTIP
funding
obligation,
compensation
related
to
appreciation
(depreciation)
on
certain
deferred
compensation
plans
and
noncash
income
tax
matters,
as
applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
9
2017
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Operating Income
GAAP
1,067
$
1,238
$
1,222
$
1,137
$
963
$
1,173
$
1,209
$
1,225
$
1,147
$
Non-GAAP adjustments
10

10

5

6

84

6

7

7

4

As Adjusted
1,077
$
1,248
$
1,227
$
1,143
$
1,047
$
1,179
$
1,216
$
1,232
$
1,151
$
Nonoperating Income (Expense)
GAAP
16
$
(41)
$
(48)
$
11
$
(48)
$
(25)
$
1
$
(38)
$
(7)
$
Non-GAAP adjustments
(5)

(9)

16

(10)

10

(6)

(2)

-
(9)

As Adjusted
11
$
(50)
$
(32)
$
1
$
(38)
$
(31)
$
(1)
$
(38)
$
(16)
$
Net Income
GAAP
822
$
819
$
843
$
861
$
657
$
789
$
875
$
851
$
862
$
Non-GAAP adjustments
8

19

1

(60)

54

8

(21)

1

3

As Adjusted
830
$
838
$
844
$
801
$
711
$
797
$
854
$
852
$
865
$
2015
2016

Important Notes
This
presentation,
and
other
statements
that
BlackRock
may
make,
may
contain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act,
with
respect
to
BlackRock’s
future
financial
or
business
performance,
strategies
or
expectations.
Forward-looking
statements
are
typically
identified
by
words
or
phrases
such
as
“trend,”
“potential,”
“opportunity,”
“pipeline,”
“believe,”
“comfortable,”
“expect,”
“anticipate,”
“current,”
“intention,”
“estimate,”
“position,”
“assume,”
“outlook,”
“continue,”
“remain,”
“maintain,”
“sustain,”
“seek,”
“achieve,”
and
similar
expressions,
or
future
or
conditional
verbs
such
as
“will,”
“would,”
“should,”
“could,”
“may”
and
similar
expressions.
BlackRock
cautions
that
forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties,
which
change
over
time.
Forward-
looking
statements
speak
only
as
of
the
date
they
are
made,
and
BlackRock
assumes
no
duty
to
and
does
not
undertake
to
update
forward-looking
statements.
Actual
results
could
differ
materially
from
those
anticipated
in
forward-looking
statements
and
future
results
could
differ
materially
from
historical
performance.
In
addition
to
risk
factors
previously
disclosed
in
BlackRock’s
Securities
and
Exchange
Commission
(“SEC”)
reports
and
those
identified
elsewhere
in
this
earnings
release,
the
following
factors,
among
others,
could
cause
actual
results
to
differ
materially
from
forward-looking
statements
or
historical
performance:
(1)
the
introduction,
withdrawal,
success
and
timing
of
business
initiatives
and
strategies;
(2)
changes
and
volatility
in
political,
economic
or
industry
conditions,
the
interest
rate
environment,
foreign
exchange
rates
or
financial
and
capital
markets,
which
could
result
in
changes
in
demand
for
products
or
services
or
in
the
value
of
assets
under
management;
(3)
the
relative
and
absolute
investment
performance
of
BlackRock’s
investment
products;
(4)
the
impact
of
increased
competition;
(5)
the
impact
of
future
acquisitions
or
divestitures;
(6)
the
unfavorable
resolution
of
legal
proceedings;
(7)
the
extent
and
timing
of
any
share
repurchases;
(8)
the
impact,
extent
and
timing
of
technological
changes
and
the
adequacy
of
intellectual
property,
information
and
cyber
security
protection;
(9)
the
potential
for
human
error
in
connection
with
BlackRock’s
operational
systems;
(10)
the
impact
of
legislative
and
regulatory
actions
and
reforms,
including
the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act,
and
regulatory,
supervisory
or
enforcement
actions
of
government
agencies
relating
to
BlackRock
or
The
PNC
Financial
Services
Group,
Inc.;
(11)
changes
in
law
and
policy
accompanying
the
new
administration
and
uncertainty
pending
any
such
changes;
(12)
terrorist
activities,
international
hostilities
and
natural
disasters,
which
may
adversely
affect
the
general
economy,
domestic
and
local
financial
and
capital
markets,
specific
industries
or
BlackRock;
(13)
the
ability
to
attract
and
retain
highly
talented
professionals;
(14)
fluctuations
in
the
carrying
value
of
BlackRock’s
economic
investments;
(15)
the
impact
of
changes
to
tax
legislation,
including
income,
payroll
and
transaction
taxes,
and
taxation
on
products
or
transactions,
which
could
affect
the
value
proposition
to
clients
and,
generally,
the
tax
position
of
the
Company;
(16)
BlackRock’s
success
in
negotiating
distribution
arrangements
and
maintaining
distribution
channels
for
its
products;
(17)
the
failure
by
a
key
vendor
of
BlackRock
to
fulfill
its
obligations
to
the
Company;
(18)
any
disruption
to
the
operations
of
third
parties
whose
functions
are
integral
to
BlackRock’s
ETF
platform;
(19)
the
impact
of
BlackRock
electing
to
provide
support
to
its
products
from
time
to
time
and
any
potential
liabilities
related
to
securities
lending
or
other
indemnification
obligations;
and
(20)
the
impact
of
problems
at
other
financial
institutions
or
the
failure
or
negative
performance
of
products
at
other
financial
institutions.
This
presentation
also
includes
non-GAAP
financial
measures.
You
can
find
our
presentations
on
the
most
directly
comparable
GAAP
financial
measures
calculated
in
accordance
with
GAAP
and
our
reconciliations
on
page
9
of
this
earnings
release
supplement,
our
current
earnings
release
dated
April
19,
2017,
and
BlackRock’s
other
periodic
reports,
which
are
available
on
BlackRock’s
website
at
www.blackrock.com.
10